Continental Credit Card ABS 2019-1, LLC Asset-Backed Notes Sample Receivable Agreed-Upon Procedures Report To: Continental Finance Company, LLC Continental Credit Card ABS 2019‑1, LLC 1 August 2019

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Continental Finance Company, LLC
Continental Credit Card ABS 2019‑1, LLC
4550 New Linden Hill Road, Suite 400
Wilmington, Delaware 19808

Re:	Continental Credit Card ABS 2019‑1, LLC (the “Issuer”)
Asset-Backed Notes (the “Notes”)
Sample Receivable Agreed‑Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Continental Finance Company, LLC (the “Servicer”), the Issuer and Credit Suisse Securities (USA) LLC (“Credit Suisse,” together with the Servicer and Issuer, the “Specified Parties”), solely to assist the Issuer with respect to certain information relating to a pool of credit card accounts (the “Receivables”) relating to the Issuer’s securitization transaction.  This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Servicer, on behalf of the Issuer, provided us with:
a.
An electronic data file labeled “EY_Data_Pull_4-30-19.xlsx” and corresponding record layout and decode information (the “Preliminary Data File”) that the Servicer, on behalf of the Issuer, indicated contains information relating to certain credit card accounts (the “Preliminary Receivables”) as of 30 April 2019 (the “Preliminary Cut Off Date”) that are expected to be representative of the Receivables,

b.	Imaged copies of:
i.	Certain printed screen shots from the Servicer’s servicing system (the “Servicing System Screen Shots”) and
ii.	The Transunion credit report (the “Transunion Credit Report,” together with the Servicing System Screen Shots, the “Source Documents”)
that the Servicer, on behalf of the Issuer, indicated relate to each Sample Receivable (as defined in Attachment A), as applicable,
c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing certain information that is further described in Attachment A.  The Issuer is responsible for the Preliminary Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Preliminary Data File.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us by the Servicer, on behalf of the Issuer, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Servicer, on behalf of the Issuer, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Receivables,
iii.	Whether the originators of the Receivables complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

1 August 2019

Attachment A

Procedures performed and our associated findings

1.
As instructed by the Servicer, on behalf of the Issuer, we randomly selected a sample of 200 Preliminary Receivables from the Preliminary Data File (the “Sample Receivables”).  For the purpose of this procedure, the Servicer, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Preliminary Data File.

For the purpose of the procedures described in this report, the 200 Sample Receivables are referred to as Sample Receivable Numbers 1 through 200.

2.
For each Sample Receivable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on the Source Documents, subject to the instructions, assumptions and methodologies provided to us by the Servicer, on behalf of the Issuer, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Servicer, on behalf of the Issuer, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  All such compared information was in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note

Account number	account	Servicing System Screen Shots	i.

State	State	Servicing System Screen Shots

Open date	open_date	Servicing System Screen Shots

APR	APR	Servicing System Screen Shots

Credit limit	credit_line	Servicing System Screen Shots	ii.

Delinquency	Delinquency	Servicing System Screen Shots	iii.

Credit score	Origination vantage	Transunion Credit Report or Servicing System Screen Shots	iv.

Notes:

i.	For identification purposes only.

ii.
The Servicer, on behalf of the Issuer, indicated that certain of the Servicing System Screen Shots contained account activity which occurred after the Preliminary Cut Off Date.  For the purpose of comparing the credit limit Sample Characteristic for each Sample Receivable, the Servicer, on behalf of the Issuer, instructed us to only consider account activity that occurred on or prior to the Preliminary Cut Off Date.

iii.
For the purpose of comparing the delinquency Sample Characteristic for each Sample Receivable, the Servicer, on behalf of the Issuer, instructed us to note agreement in accordance with the decode table that is shown below:

Preliminary Data File Value	Servicing System Screen Shots Value

0	0-29

1	30-59

2	60-89

3	90-119

Exhibit 1 to Attachment A

Notes:  (continued)

iv.
For the purpose of comparing the credit score Sample Characteristic for each Sample Receivable with a portfolio value of “CFC,” as shown on the Preliminary Data File, the Servicer, on behalf of the Issuer, instructed us to use the Transunion Credit Report as the Source Document.

For the purpose of comparing the credit score Sample Characteristic for each Sample Receivable with a portfolio value of “FS CARD,” as shown on the Preliminary Data File, the Servicer, on behalf of the Issuer, instructed us to use the Servicing System Screen Shots as the Source Document.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Issuer, that are described in the notes above.